UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2005

Covenant Transport, Inc. 401(k) and Profit Sharing Plan
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountants.

Covenant Transport, Inc. 401(k) and Profit Sharing Plan (the "Plan") filed a Form 8-K on July 12, 2005, with the Securities and Exchange Commission (the "SEC") to report a change in the Plan's certifying accountant, under Item 4.01. As stated in that filing, the Plan requested its former accountant, KPMG LLP ("KPMG"), to provide a letter addressed to the SEC stating whether it agreed with the statements made by the Plan in its Form 8-K and, if not, to state the respects in which it did not agree. The original Form 8-K filing did not include such letter, as it was unavailable to the Plan at that time.

This amended Form 8-K is being filed solely to provide a copy of KPMG's letter, received by the Plan on July 18, 2005.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
	16.1	Letter of KPMG to the SEC, dated July 18, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORT, INC.
Date: July 18, 2005	By:	/s/ Joey B. Hogan
Joey B. Hogan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
16.1	Letter of KPMG to the SEC, dated July 18, 2005.